Quarterly Holdings Report
for
Fidelity Freedom® Blend Income Fund
June 30, 2025
FBF-YIN-NPRT1-0825
1.9892459.106
Bond Funds - 67.3%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (b)	3,714,973	37,186,879
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	12,256	94,494
Fidelity Series Corporate Bond Fund (b)	1,472,720	13,828,845
Fidelity Series Emerging Markets Debt Fund (b)	123,714	1,002,081
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	30,717	295,186
Fidelity Series Floating Rate High Income Fund (b)	20,395	180,698
Fidelity Series Government Bond Index Fund (b)	2,474,687	22,717,626
Fidelity Series High Income Fund (b)	103,662	912,228
Fidelity Series International Developed Markets Bond Index Fund (b)	1,046,507	9,125,541
Fidelity Series Investment Grade Bond Fund (b)	2,114,048	21,351,881
Fidelity Series Investment Grade Securitized Fund (b)	1,471,648	13,200,683
Fidelity Series Long-Term Treasury Bond Index Fund (b)	1,102,557	5,931,754
Fidelity Series Real Estate Income Fund (b)	18,282	183,184
TOTAL BOND FUNDS (Cost $131,236,321)		126,011,080

Domestic Equity Funds - 10.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	221,725	4,583,064
Fidelity Series Commodity Strategy Fund (b)	3,883	352,845
Fidelity Series Large Cap Growth Index Fund (b)	109,574	2,948,648
Fidelity Series Large Cap Stock Fund (b)	105,493	2,731,204
Fidelity Series Large Cap Value Index Fund (b)	320,802	5,533,841
Fidelity Series Small Cap Core Fund (b)	105,721	1,232,703
Fidelity Series Small Cap Opportunities Fund (b)	39,206	572,805
Fidelity Series Value Discovery Fund (b)	122,523	1,981,202
TOTAL DOMESTIC EQUITY FUNDS (Cost $15,248,282)		19,936,312

International Equity Funds - 11.7%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	74,984	1,378,960
Fidelity Series Emerging Markets Fund (b)	152,864	1,560,737
Fidelity Series Emerging Markets Opportunities Fund (b)	292,668	6,268,952
Fidelity Series International Growth Fund (b)	150,615	2,989,708
Fidelity Series International Index Fund (b)	78,658	1,124,804
Fidelity Series International Small Cap Fund (b)	122,567	2,431,737
Fidelity Series International Value Fund (b)	201,692	3,079,836
Fidelity Series Overseas Fund (b)	184,086	2,982,186
Fidelity Series Select International Small Cap Fund (b)	12,096	161,122
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $16,116,852)		21,978,042

Short-Term Funds - 7.8%
	Shares	Value ($)
Fidelity Series Short-Term Credit Fund (b)	319,967	3,228,467
Fidelity Series Treasury Bill Index Fund (b)	1,144,246	11,373,803
TOTAL SHORT-TERM FUNDS (Cost $14,561,913)		14,602,270

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (d)	4.25 to 4.26	160,000	159,833
US Treasury Bills 0% 7/17/2025 (d)	4.23 to 4.27	140,000	139,742
US Treasury Bills 0% 7/24/2025 (d)	4.24	130,000	129,654
US Treasury Bills 0% 7/3/2025	4.18	20,000	19,995
US Treasury Bills 0% 7/31/2025 (d)	4.23	80,000	79,722
TOTAL U.S. TREASURY OBLIGATIONS (Cost $528,937)			528,946

Money Market Funds - 2.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.32	439,760	439,848
Fidelity Series Government Money Market Fund (b)(f)	4.42	3,888,274	3,888,274
TOTAL MONEY MARKET FUNDS (Cost $4,328,122)			4,328,122

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $182,020,427)	187,384,772
NET OTHER ASSETS (LIABILITIES) - 0.0%	(14,868)
NET ASSETS - 100.0%	187,369,904

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	15	Sep 2025	2,011,275	17,298	17,298
ICE MSCI Emerging Markets Index Contracts (United States)	12	Sep 2025	740,100	14,471	14,471

TOTAL EQUITY CONTRACTS					31,769

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	47	Sep 2025	5,269,141	115,887	115,887
CBOT US Treasury Long Bond Contracts (United States)	17	Sep 2025	1,960,313	78,894	78,894

TOTAL INTEREST RATE CONTRACTS					194,781

TOTAL PURCHASED					226,550

Sold

Equity Contracts
CME S&P 500 Index Contracts (United States)	12	Sep 2025	3,752,250	(132,660)	(132,660)

TOTAL FUTURES CONTRACTS					93,890
The notional amount of futures purchased as a percentage of Net Assets is 5.3%
The notional amount of futures sold as a percentage of Net Assets is 2.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $503,956.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	671,554	964,689	1,196,395	4,228	-	-	439,848	439,760	0.0%
Total	671,554	964,689	1,196,395	4,228	-	-	439,848

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	35,863,370	3,106,287	1,994,742	134,233	1,175	210,789	37,186,879	3,714,973
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	93,307	7,397	5,701	364	(80)	(429)	94,494	12,256
Fidelity Series Blue Chip Growth Fund	4,498,001	289,931	1,031,916	-	(14,127)	841,175	4,583,064	221,725
Fidelity Series Canada Fund	1,072,167	196,652	63,796	-	803	173,134	1,378,960	74,984
Fidelity Series Commodity Strategy Fund	359,989	23,445	19,003	-	(266)	(11,320)	352,845	3,883
Fidelity Series Corporate Bond Fund	13,302,169	1,170,411	741,203	157,916	(3,700)	101,168	13,828,845	1,472,720
Fidelity Series Emerging Markets Debt Fund	960,512	78,747	52,260	14,271	(822)	15,904	1,002,081	123,714
Fidelity Series Emerging Markets Debt Local Currency Fund	273,335	16,411	15,080	-	63	20,457	295,186	30,717
Fidelity Series Emerging Markets Fund	1,437,780	95,800	134,338	-	2,816	158,679	1,560,737	152,864
Fidelity Series Emerging Markets Opportunities Fund	5,738,631	382,129	517,951	-	9,470	656,673	6,268,952	292,668
Fidelity Series Floating Rate High Income Fund	174,594	15,244	9,502	3,520	(109)	471	180,698	20,395
Fidelity Series Government Bond Index Fund	21,559,555	2,454,415	1,279,158	200,024	2,451	(19,637)	22,717,626	2,474,687
Fidelity Series Government Money Market Fund	3,770,392	309,008	191,126	40,935	-	-	3,888,274	3,888,274
Fidelity Series High Income Fund	861,317	77,504	51,310	14,201	(388)	25,105	912,228	103,662
Fidelity Series International Developed Markets Bond Index Fund	8,723,154	769,895	478,818	42,837	2	111,308	9,125,541	1,046,507
Fidelity Series International Growth Fund	2,475,945	441,836	229,276	-	4,073	297,130	2,989,708	150,615
Fidelity Series International Index Fund	977,052	94,377	61,791	-	309	114,857	1,124,804	78,658
Fidelity Series International Small Cap Fund	2,371,445	35,400	389,259	-	34,603	379,548	2,431,737	122,567
Fidelity Series International Value Fund	2,732,053	380,550	360,807	-	862	327,178	3,079,836	201,692
Fidelity Series Investment Grade Bond Fund	20,464,778	1,968,764	1,144,361	218,550	1,094	61,606	21,351,881	2,114,048
Fidelity Series Investment Grade Securitized Fund	12,870,611	1,047,272	718,074	144,384	(909)	1,783	13,200,683	1,471,648
Fidelity Series Large Cap Growth Index Fund	2,863,250	190,409	575,735	4,100	(4,062)	474,786	2,948,648	109,574
Fidelity Series Large Cap Stock Fund	2,636,920	172,745	462,736	-	9,537	374,738	2,731,204	105,493
Fidelity Series Large Cap Value Index Fund	5,514,562	350,352	525,368	-	(8,417)	202,712	5,533,841	320,802
Fidelity Series Long-Term Treasury Bond Index Fund	5,759,652	620,791	303,830	54,143	(6,515)	(138,344)	5,931,754	1,102,557
Fidelity Series Overseas Fund	2,573,617	297,392	226,571	-	5,167	332,581	2,982,186	184,086
Fidelity Series Real Estate Income Fund	177,696	14,311	9,503	2,588	(75)	755	183,184	18,282
Fidelity Series Select International Small Cap Fund	32,579	110,364	1,022	-	(45)	19,246	161,122	12,096
Fidelity Series Short-Term Credit Fund	3,136,825	267,792	191,373	33,325	(302)	15,525	3,228,467	319,967
Fidelity Series Small Cap Core Fund	1,267,151	80,272	202,437	-	(14,648)	102,365	1,232,703	105,721
Fidelity Series Small Cap Opportunities Fund	563,350	35,798	76,108	-	(5,049)	54,814	572,805	39,206
Fidelity Series Treasury Bill Index Fund	10,965,420	992,486	573,213	114,900	(93)	(10,797)	11,373,803	1,144,246
Fidelity Series Value Discovery Fund	1,981,013	125,997	181,557	-	(4,540)	60,289	1,981,202	122,523
	178,052,192	16,220,184	12,818,925	1,180,291	8,278	4,954,249	186,415,978

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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